Exhibit 7

***************************** NOTICE OF GRANT AWARD ****************************
SMALL BUSINESS INNOVATION RESEARCH PROG                   Issue Date: 08/21/2000

Department of Health and Human Services
National Institutes Of Health

NATIONAL INSTITUTE OF ALLERGY AND INFECTIOUS DISEASES
********************************************************************************

Grant Number: 1 R43 AI46899-01A1
Principal Investigator: JONES, C H PHD
Project Title: DEVELOPMENT OF AN ANTI-ADHESIN BASED GONOCOCCAL VACCINE

CHIEF FINANCIAL OFFICER
SIGA PHARMACEUTICALS INC
420 LEXINGTON AVE
SUITE 620
NEW YORK, NY 10170

Budget Period: 09/15/2000 - 03/14/2001
Project Period: 09/15/2000 - 03/14/2001

Dear Business Official:

The National Institutes of Health hereby awards a grant in the amount of $125,000(see "Award Calculation" in Section I) to SIGA TECHNOLOGIES, INC. in support of the above referenced project. This award is pursuant to the authority of 42 USC 241 42 CFR PART 52 15 USC 638 and is subject to terms and conditions referenced below.

Acceptance of this award including the Terms and Conditions is acknowledged by the grantee when funds are drawn down or otherwise obtained from the grant payment system.

Award recipients are responsible for reporting inventions derived or reduced to practice in the performance of work under this grant. Rights to inventions vest with the grantee organization provided certain requirements are met and there is acknowledgement of NIH support. In addition, recipients must ensure that patent and license activities are consistent with their responsibility to make unique research resources developed under this award available to the scientific community, in accordance with NIH policy. For additional information, please visit http://www.iedison.gov.

If you have any questions about this award, please contact the individual(s) referenced in the information below.

Sincerely yours,


/s/ Cathy Walker

Cathy Walker
Grants Management Officer
NATIONAL INSTITUTE OF ALLERGY AND INFECTIOUS DISEASES

See additional information below

SECTION I - AWARD DATA - 1 R43 AI46899-01A1

AWARD CALCULATION (U.S. Dollars):

Salaries and Wages                                                       $56,750
Personnel Costs                                                          $56,750
Supplies                                                                 $28,250
Direct Costs                                                             $85,000
F&A Costs                                                                $34,000
APPROVED BUDGET                                                         $119,000
Fee                                                                       $6,000
TOTAL                                                                   $125,000

FISCAL INFORMATION:
CFDA Number: 93.856
EIN: 1133864870A1
Document Number: R3AI46899A

IC/ CAN / FY2000

AI/ 8425743 / 125,000

NIH ADMINISTRATIVE DATA:

PCC: M48 / OC: 41.4A /Processed: CWALKER 000817 0227

SECTION II - PAYMENT/HOTLINE INFORMATION - 1 R43 AI46899-01A1

For Payment and HHS Office of Inspector General Hotline Information, see the NIH Home Page at http://grants.nih.gov/grants/policy/awardconditions.htm

SECTION III - TERMS AND CONDITIONS - 1 R43 AI46899-O1A1

This award is based on the application submitted to, and as approved by, the NIH on the above-titled project and is subject to the terms and conditions incorporated either directly or by reference in the following:

a. The grant program legislation and program regulation cited in this Notice of Grant Award.

b. The restrictions on the expenditure of federal funds in appropriations acts, to the extent those restrictions are pertinent to the award.

C. 45 CFR Part 74 or 45 CFR Part 92 as applicable.

d. The NIH Grants Policy Statement, including addenda in effect as of the beginning date of the budget period.

e. This award notice, INCLUDING THE TERMS AND CONDITIONS CITED BELOW.

(see NIH Home Page at http://grants.nih.gov/grants/policy/awardconditions.htm for certain references cited above.)

This grant is excluded from Expanded Authorities.

Treatment of Program Income:
Additional Costs

NOTICE: UNDER GOVERNING POLICY, FEDERAL FUNDS ADMINISTERED BY THE NIH MAY NOT BE EXPENDED FOR RESEARCH INVOLVING LIVE VERTEBRATE ANIMALS

WITHOUT PRIOR APPROVAL BY THE OFFICE FOR PROTECTION FROM RESEARCH RISKS. THIS APPROVAL TAKES THE FORM OF AN ASSURANCE TO COMPLY WITH THE PHS POLICY ON HUMANE CARE AND USE OF LABORATORY ANIMALS. THIS RESTRICTION OF $125,000 APPLIES TO ALL PERFORMANCE SITES (e.g., COLLABORATING INSTITUTIONS, SUBCONTRACTORS, SUBGRANTEES) WITHOUT OPRR-APPROVED ASSURANCES, WHETHER DOMESTIC OR FOREIGN. THIS RESTRICTION MAY ONLY BE LIFTED VIA REVISED NOTICE OF GRANT AWARD.

PAYMENT INFORMATION: The awardee organization will receive information and forms from the Payment Management System of the Department of Health and Human Services regarding requests for cash, mariners of payment, and associated reporting requirements. Payment may be made on a cost-reimbursement or advance basis. Cost eimbursements may be requested monthly, quarterly, or at other periodic intervals. Advance payments may be requested on a monthly basis only. The telephone number for the Payment Management System Office is (301) 443-1660.

The fixed fee provided as part of this grant award is included in the maximum allowable total costs. An adjustment of the fee will be made in the event the grant is terminated. The fee is to be drawn down from the HHS Payment Management System in increments proportionate to the drawdown of funds for costs.

Normally, the awardee organization retains the principal worldwide patent rights to any invention developed with United States government support. Under Title 37 Code of Federal Regulations Part 401, the Government receives a royalty-free license for its use, reserves the right to require the patent holder to license others in certain circumstances, and requires that anyone exclusively licensed to sell the invention in the United States must normally manufacture it substantially in the United States. To the extent authorized by Title 35 United States Code Section 205, the Government will not make public any information disclosing a Government-supported invention for a 4-year period to allow the awardee organization a reasonable time to file a patent application, nor will the Government release any information that is part of that application.

When purchasing equipment or products under this SBIR award, the grantee shall use only American-made items whenever possible.

The above referenced grant is scheduled to expire on 3/14/01. Unless an application for competitive renewal is funded, grant closeout documents must be submitted within 90 days of the expiration of the grant. Grant closeout documents consist of a Financial Status Report (0MB 269), Final Invention Statement (HHS 568) and a Final Progress Report.

The Final Progress Report may be typed on plain white paper and should include, at a minimum, a summary statement of progress toward the achievement of the originally stated aims, a list of results (positive and/or negative) considered significant, and a list of publications resulting from the project as well as plans for further publications. An original and one copy are required.

Please send the Final Progress Report and Final Invention Statement & a copy of the Financial Status Report to the following address:

ATTENTION: CLOSEOUT
NIH, NIAID, Division of Extramural Activities
Grants Management Branch
Room 2200, 6700-B Rockledge Drive, MSC-7614
Bethesda, Maryland 20892-7614

The Financial Status Report should be sent to:

Division of Financial Management, NIH
9000 Rockville Pike, MSC-2052
Building 31, Room B1BO5A
Bethesda, Maryland 20892-2052

If you have a question on the award calculation or the terms and conditions of the award, your grants management contact should be Pat Felner_ at (301) 402-6450.

Grants Management Contact:

Karen McVay
(301) 402-6578
(301) 480-3780 fax
km18f@nih.gov email

Penelope Hitchcock, Program Official 301-402-0443 ph22k@nih.gov
Karen McVay, Grants Specialist (301)402-6578 km18fnih.gov

SPREADSHEET
GRANT NUMBER: 1 R43 AI46899-01A1
P.I.: JONES, C H
INSTITUTION: SIGA TECHNOLOGIES, INC.

                                                  YEAR 01
                                                 ========
Salaries and Wages                                 56,750
Personnel Costs                                    56,750
Supplies                                           28,250

TOTAL DC                                           85,000
TOTAL F&A                                          34,000
TOTAL COST                                        119,000

                                                 YEAR 01
                                                 ========
F&A Cost Rate 1                                     40.00%
F&A Cost Base 1                                    85,000
F&A Costs 1                                        34,000

FEE                                                 6,000